EXHIBIT 99.3
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

Goldman Sachs                      GSAA 05 10
==============================================================================

-------------------------
State             Percent
-------------------------
AK                  0.07
AL                  0.35
AR                  0.04
AZ                  3.02
CA - Northern      16.86
CA - Southern      29.09
CO                  1.55
CT                  0.54
DC                  0.07
DE                  0.05
FL                  9.83
GA                  1.15
HI                  1.40
IA                  0.16
ID                  0.15
IL                  2.64
IN                  0.30
KS                  0.25
KY                  0.16
LA                  0.42
MA                  2.69
MD                  4.04
ME                  0.10
MI                  1.38
MN                  2.17
MO                  0.60
MS                  0.09
MT                  0.10
NC                  0.25
NE                  0.08
NH                  0.61
NJ                  3.27
NM                  0.08
NV                  2.84
NY                  6.00
OH                  0.49
OK                  0.07
OR                  0.81
PA                  0.67
RI                  0.90
SC                  0.08
SD                  0.06
TN                  0.18
TX                  0.22
UT                  0.86
VT                  0.02
WA                  2.67
WI                  0.57
WY                  0.03
-------------------------
Total:            100.00
-------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                 Aug 5, 2005 09:16                  Page 1 of 1

Goldman Sachs                       GSAA 05 10
==============================================================================

--------------------------------------
Stats
--------------------------------------
Count: 655
Schedule Balance:  $163,296,567.79
AverageSched Bal:  $249,307.74
GrossWAC: 6.639
NetWAC: 6.132
OTERM: 360
RTERM: 358
ATERM: 0
AGE: 2
First CAP: 2.00
Periodic CAP:   1.00
MAXRATE: 12.63
MINRATE: 6.63
MTR: 24.06
MARGIN: 5.88
OLTV: 80.05
COLTV: 99.80
FICO: 673.057
--------------------------------------



--------------------------------------
Current Rate                   Percent
--------------------------------------
4.501 - 5.000                     1.22
5.001 - 5.500                     7.02
5.501 - 6.000                    12.15
6.001 - 6.500                    24.15
6.501 - 7.000                    27.00
7.001 - 7.500                    16.66
7.501 - 8.000                     8.62
8.001 - 8.500                     2.78
8.501 - 9.000                     0.40
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Scheduled Balance              Percent
--------------------------------------
50,000.01 - 100,000.00            1.39
100,000.01 - 150,000.00           9.49
150,000.01 - 200,000.00          13.30
200,000.01 - 250,000.00          14.16
250,000.01 - 275,000.00           7.86
275,000.01 - 350,000.00          20.97
350,000.01 - 400,000.00          12.20
400,000.01 - 450,000.00           8.86
450,000.01 - 500,000.00           4.38
500,000.01 - 550,000.00           3.17
550,000.01 - 600,000.00           4.22
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Original Term                  Percent
--------------------------------------
360                             100.00
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
RemTerm                        Percent
--------------------------------------
356.000                           2.03
357.000                          29.63
358.000                          68.35
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Am WAM                         Percent
--------------------------------------
0.000 - 59.999                  100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Age                            Percent
--------------------------------------
2                                68.35
3                                29.63
4                                 2.03
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
States                         Percent
--------------------------------------
CA                               51.20
FL                               11.60
AZ                                4.41
IL                                4.76
NV                                3.76
CO                                2.64
MN                                2.49
NY                                4.38
UT                                1.73
MD                                1.86
Other                            11.18
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Original LTV                   Percent
--------------------------------------
60.001 - 70.000                   0.07
75.001 - 80.000                  98.88
80.001 - 85.000                   0.32
85.001 - 90.000                   0.74
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Combined LTV                   Percent
--------------------------------------
60.001 - 70.000                   0.07
75.001 - 80.000                   0.20
85.001 - 90.000                   0.12
90.001 - 95.000                   1.78
95.001 - 100.000                 97.83
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
FICO                           Percent
--------------------------------------
620.000 - 639.999                22.32
640.000 - 659.999                22.20
660.000 - 679.999                15.53
680.000 - 699.999                17.44
700.000 - 719.999                 9.75
720.000 - 739.999                 6.02
740.000 - 759.999                 3.33
760.000 - 779.999                 2.89
780.000 - 799.999                 0.27
800.000 - 819.999                 0.26
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
PMI                            Percent
--------------------------------------
OLTV <= 80 - NO MI               98.94
OLTV > 80 - NO MI                 1.06
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Occupancy Code                 Percent
--------------------------------------
OWNER OCCUPIED                  100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Property Type                  Percent
--------------------------------------
2-4 FAMILY                        5.19
CONDO                            11.85
PUD                              14.70
SINGLE FAMILY                    68.26
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Purpose                        Percent
--------------------------------------
CASHOUT REFI                      7.50
PURCHASE                         89.02
RATE/TERM REFI                    3.48
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Documentation Type             Percent
--------------------------------------
FULL DOC                         34.46
LIMITED DOC                       6.98
STATED DOC                       58.56
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Interest Only                  Percent
--------------------------------------
Y                               100.00
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Interest Only Term             Percent
--------------------------------------
24.000                           75.66
36.000                           20.70
60.000                            3.63
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Silent                         Percent
--------------------------------------
Y                               100.00
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Prepay Flag                    Percent
--------------------------------------
N                                22.87
Y                                77.13
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Prepay Term                    Percent
--------------------------------------
 0.000                           22.87
12.000                            5.85
24.000                           46.34
36.000                           24.93
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
DTI                            Percent
--------------------------------------
0.001 - 10.000                    0.09
10.001 - 20.000                   2.15
20.001 - 30.000                   7.43
30.001 - 40.000                  27.11
40.001 - 50.000                  63.22
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Conforming                     Percent
--------------------------------------
CONFORMING                       71.54
NON CONFORMING                   28.46
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Arm Index                      Percent
--------------------------------------
6 MONTH LIBOR                    97.86
UNKNOWN                           2.14
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Margins                        Percent
--------------------------------------
<= 1.000                          2.14
3.001 - 3.500                     0.18
3.501 - 4.000                     4.87
4.001 - 4.500                     0.47
4.501 - 5.000                     0.53
5.001 - 5.500                     0.52
5.501 - 6.000                    91.15
7.001 >=                          0.15
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
First Adjustment Cap           Percent
--------------------------------------
0.000                             2.14
2.000                            97.86
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Periodic Cap                   Percent
--------------------------------------
0.000                             2.14
1.000                            97.86
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Max Rate                       Percent
--------------------------------------
<= 5.000                          2.14
10.501 - 11.000                   1.22
11.001 - 11.500                   7.02
11.501 - 12.000                  11.94
12.001 - 12.500                  23.84
12.501 - 13.000                  26.28
13.001 - 13.500                  16.54
13.501 - 14.000                   8.19
14.001 - 14.500                   2.67
14.501 - 15.000                   0.16
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Floor Rate                     Percent
--------------------------------------
<= 1.000                          2.14
4.501 - 5.000                     1.22
5.001 - 5.500                     7.02
5.501 - 6.000                    11.94
6.001 - 6.500                    23.84
6.501 - 7.000                    26.28
7.001 >=                         27.56
--------------------------------------
Total:                          100.00
--------------------------------------


--------------------------------------
Months To Roll                 Percent
--------------------------------------
0.                                2.14
20.                               1.57
21.                              26.48
22.                              50.25
32.                               0.45
33.                               2.88
34.                              16.21
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Number of Units                Percent
--------------------------------------
1                                94.81
2                                 5.19
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Product Type                   Percent
--------------------------------------
2 YEAR ARM                       77.16
3 YEAR ARM                       20.70
30 YEAR FIXED                     2.14
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Self Employment Flag           Percent
--------------------------------------
N                                80.80
Y                                19.20
--------------------------------------
Total:                          100.00
--------------------------------------



--------------------------------------
Originator                     Percent
--------------------------------------
AMERIQUEST                      100.00
--------------------------------------
Total:                          100.00
--------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                               Aug 5, 2005 09:17                Page 1  of  1